SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2003

GLOBAL IMAGING SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-24373 (Commission File Number)	59-3247752 (I.R.S. Employer Identification No.)

3820 Northdale Blvd., Suite 200A, Tampa, FL 33624

(Address of principal executive offices—zip code)

(813) 960-5508

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are furnished with this report:

EXHIBIT	DESCRIPTION

99.1	Press Release of Global Imaging Systems, Inc. dated May 9, 2003.

Item 9. Regulation FD Disclosure.

On May 9, 2003, we issued a press release announcing our financial results for the quarter and fiscal year ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, as directed by the Securities and Exchange Commission in Release No. 34-47583. . The information set forth in this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2003	GLOBAL IMAGING SYSTEMS, INC.

	By:	/s/ RAYMOND SCHILLING
Raymond Schilling Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release of Global Imaging Systems, Inc. dated May 9, 2003.